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                                                                   EXHIBIT 10.11
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                  [INDIA CURRENCY -- ONE HUNDRED RUPEE NOTE]

                          U S E R  A G R E E M E N T
                          - - - -  - - - - - - - - -



THIS AGREEMENT is made between -

SATYAM COMPUTER SERVICES LIMITED, a Company incorporated under the Companies Act, 1956 and having its registered office at Mayfair Centre, Sardar Patel Road, Secunederabad - 500 003, State of Andhra Pradesh, (hereinafter referred to as "the Proprietor" which expression shall include its successors in interest and permitted assigns); of the ONE PART; AND

SATYAM INFOWAY LIMITED, a Company organised under the Laws of India, whose principal place of business is at No. 35, Velachery Road, Little Mount, Chennai- 600 015, State of Tamil Nadu, India, (hereinafter referred to as "the User") of the OTHER PART.
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     WHEREAS

A. The Proprietor is an internationally renowned software developer and distributor in, inter alia, computer software, and all related products/tools and equipments, books, stationery, instructional and teaching material, manuals, data sheets as mentioned in the trade mark applications filed at the Trade Mark Office, related products and in connection therewith is the Proprietor of the Trade Mark SATYAM applied for registration under numbers 769398, 769399, 769400, 769401 in class 9 and 16, (hereinafter called "the said Trade Mark"). The details of the applications are set our Schedule "A" annexed hereunder.

B. The User is desirous of using the said Trade Mark on and in relation to the products dealt in by the User (hereinafter called "the contract products") and the proprietor is agreeable thereto; the contract products are listed in Schedule "B" annexed hereunder; and

C.   The relationship between the Proprietor and the User is contractual.

NOW THIS AGREEMENT WITNESSETH that in consideration of mutual promises and covenants contained herein, the parties have agreed as follows:

1. The Proprietor grants to the User the non-assignable and non-sub-licensable right to use the said Trade Mark on and in relation to the Contract Products manufactured by or for the User for sale in India, as long as the Agreement remains in force.
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2.   At the request of the Proprietor, the User shall join the Proprietor in making application/s to the Registrar of Trade Marks for registration of the User as Registered User of the said Trade Mark. The User agrees to execute all applications, Agreement/s, deeds and documents as may be deemed necessary in this behalf by the Proprietor. The costs of prosecution of any such application/s shall be borne by the Proprietor.

3. The User shall not be the exclusive User of the said Trade Mark. Notwithstanding the aforegoing, the Proprietor shall have the right to Use the said Trade Mark.

4. The said Trade Mark shall be used by the User only on and in relation to the contract products manufactured by or for the User in accordance with the technical data, formulae, specifications, directions and quality control standards which shall, from time to time, be communicated or approved by the Proprietor and shall not be used on and in relation to any goods other that the contract products so handled.

5. The User shall at all times during the continuance of this Agreement permit the proprietor or any representative/s duly authorised by the Proprietor to enter any part or parts of any factory or premises where manufacture of the contract products and/or the method of manufacturing them and shall, when called upon to do so by the Proprietor, supply the Proprietor or its authorised representatives with samples of the contract products manufactured by or
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     for the User and in the event of any such samples being found sub-standard, upon which question the decision of the Proprietor will be final, the remainder of the batch from which the samples were drawn shall be disposed of in such manner as the Proprietor may direct but without any compensation whatsoever being payable to the User.

6. No remuneration whether by way of royalty or otherwise shall be payable to the Proprietor in respect of the use of the said Trade Mark.

7. The manner in which the said trade Mark may be used by the User on or in relation to the contract products and on labels, packaging, printed material or wheresoever shall be approved in writing by the Proprietor prior to any such use. The User shall, at all times, describe the said Trade mark in a manner as to clearly indicate that, that is the Trade Mark of the Proprietor and are being used by the User only by way of permitted use. neither during the term of this agreement, nor thereafter shall the User adopt or use any word or mark or design which is or is likely to be similar to or confusing with the said Trade Mark.

8. a) The User undertakes to bring to the notice of the Proprietor all causes of infringement and/or passing off of the said Trade Mark or registration or attempted registration of the said Trade Mark or of any Trade Marks similar thereto. The User undertakes both during the term of this Agreement and thereafter, at the request of the Proprietor, to render to the Proprietor all assistance which the Proprietor may require from time to time in respect of the defence
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     of the said Trade Mark including the registration and/or maintenance thereof and more particularly in the event that the Proprietor proceeds against any third party to restrain misuse of the said Trade Mark. In the event of the Proprietor undertaking an opposition to or any action to restrain or punish such act or acts, the User agrees to co-operate fully freely with the Proprietor and, if required by the Proprietor, shall permit the Proprietor to undertake such opposition or action in the name of the User. The costs of any such action shall be borne by the parties in such proportion as may be mutually agreed upon.

     b) If the User or any or its customers is sued for alleged misuse of the said Trade Mark, the User on service upon it of any notice of any such claim shall forthwith give the Proprietor written notice thereof and of all particulars thereof and the Proprietor shall have the right to participate in the defence of such suit at its own expense. Pursuant to the foregoing the User shall advise the proprietor of any misuse of the said Trade Mark of which it obtains knowledge and the Proprietor shall, in this sole discretion, decide whether or not to institute proceedings against the infringing party.

9. a) This Agreement shall stand terminated forthwith if the User goes into liquidation (otherwise than for the purpose of reorganisation of capital), has receiver of its assets appointed, makes composition with creditors, causes to carry on business or merges
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     or amalgamates with another company or there shall occur, in the opinion of the Proprietor, a substantial change in the management or control of the User.

     b) This Agreement may be terminated by the Proprietor forthwith if the User shall happen to be in breach of any of the terms and (if capable of rectification) shall have failed to rectify such breach within 30 days of a notice in this respect having been served on the User.

     c) This Agreement may be terminated by the Proprietor forthwith if circumstances beyond its control prevent the commercial exploitation of this Agreement, including (but without limiting the generality of the foregoing) strikes, lockouts of employees or employment disputes, riots or civil commotion, legislation of or intervention by any governmental authority.

     d) This Agreement may be terminated by the Proprietor forthwith if the group of companies to which the Proprietor belongs will lose for whatever reason its majority shareholding in User, and is not otherwise in a position to exercise control over the User.

10.  Upon termination of this Agreement, for any reason whatsoever;

a) The user shall immediately cease any further use of the said Trade Mark, labels, tradename/s or description which the User might have been authorised to use by the Proprietor.
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b)   The User hereby covenants and agrees that it shall hand over to the
     Proprietor or its duly authorised representative/s all dyes, blocks, labels, packaging printed material or the like featuring the said Trade Mark, tradename/s codes or description of any sort which is obtained from and was authorised to use by the Proprietor.

c) The User undertakes to do all such acts as may be necessary to produce the cancellation of the User as a registered User if it has been recorded as such. The User shall join the Proprietor in an application to have the entry of the User as a registered User cancelled at the Trade Marks office, and for this purpose undertakes to do such acts or sign such papers or sign such papers or documents as may be requisite to this end and in the event of failure by the User to comply with the requirements of this provision, the Proprietor is hereby given full and irrevocable power of attorney by the User in the User's place and stead to do such acts or sign such papers or documents as may be necessary on behalf of the User to effect cancellation of the User as the registered User in respect of the said Trade Mark.

d) No compensation or indemnity whatsoever shall be due or may be claimed by one party from the other by reason of the non-renewal or termination of this Agreement under Sub clause 9 c or 9 d above.

11. The User recognises the title of the proprietor to the said Trade Mark and shall not at any time, during the term of this Agreement or thereafter, do or suffer to be done any act or thing which will in any way challenge the validity of or impair the rights of the
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     Proprietor in and to the said Trade Mark.  It is understood that the User shall not acquire and shall not claim any rights by virtue of this Agreement or through its use of the said Trade Mark. The User shall not use or register the said Trade Mark or any other Trade Mark similar thereto as a Trade Mark or as part of the User's corporate or trade name. The covenant aforegoing shall survive the termination of this Agreement.

12. The Proprietor shall have the exclusive right to assign its rights under this Agreement. This Agreement shall be binding on successors-in-title and assigns of the Proprietor, subject to the User duly performing its obligations under this Agreement; and the User shall have the uninterrupted right to use the said Trade Mark, irrespective of the assignment of the said Trade Mark to any third party by the Proprietor, but subject to clause 9 hereinabove.

13. This Agreement shall be governed by the laws of India. The substantive law for the purpose of interpreting this Agreement shall be the laws enacted for the purpose of determining contractual obligations between the parties. If any dispute or difference arises in respect of this Agreement, the same shall be referred to arbitration. The Arbitration shall be held in accordance with Arbitration and conciliation Act, 1996 or any other Arbitration law in force in India from time to time. The venue of the arbitration shall be Hyderabad, State of Andhra Pradesh. The award should be a speaking order passed on merits and in writing.
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14.  The Agreement will come into effect from 1 April, 1999.

IN WITNESS WHEREOF the parties hereto have executed these presents the day month and year written against their respective signatures.

     SIGNED:

     For and on behalf of:

     SATYAM COMPUTER SERVICES LIMITED


     Signature:  [illegible]

     Designation: Managing Director of Satyam Computer Services LTD,

     Seal:


     WITNESS
     -------

     Signature:

     Name:


     SIGNED:

     For and on behalf of:

     SATYAM INFOWAY LIMITED,


     Signature:  /s/ R. Ramaraj

     Designation:: Managing Director of Satyam Infoway

     Seal:


     WITNESS
     -------

     Signature:

     Name:
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                                  Schedule "A"
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     1.    Trade Mark       :      SATYAM LOGO

           Application No.  :      769398

           Date             :      26-9-97

           Class            :      16

           Goods            :      As mentioned below in Class 16.



     2.    Trade Mark       :      SATYAM (WORD)

           Application No.  :      769400

           Date             :      26-9-97

           Class            :      16

           Goods            :      As mentioned below in Class 16.

     Goods in Class 16: PAPER AND PAPER ARTICLES, CARDBOARD AND CARDBOARD ARTICLES, PRINTED MATTER, NEWSPAPERS AND PERIODICALS, BOOKS, BOOKS-BINDING MATERIAL, PHOTOGRAPHS, STATIONERY ADHESIVE MATERIALS (STATIONARY) ARTISTS MATERIALS, PAINT BRUSHES, TYPEWRITERS AND OFFICE REQUISITES (OTHER THAN FURNITURE) INSTRUCTIONAL AND TEACHING MATERIAL (OTHER THAN APPARATUS) PLAYING CARDS (PRINTERS) TYPE AND CLICHES (STEREOTYPE), COMPUTER HARD WARE AND SOFTWARE MANUALS COMPUTER DOCUMENTATION NAMELY, REFERENCE USER INSTRUCTIONAL AND GENERAL UTILITY MANUALS AND DATA SHEETS FOR COMPUTER HARDWARE AND SOFTWARE MANUFACTURES, PRODUCERS AND USERS ALL BEING GOODS INCLUDED IN CLASS 16".
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     3.    Trade Mark       :      SATYAM LOGO

           Application No.  :      769399

           Date             :      26-9-97

           Class            :      9

           Goods            :      As mentioned below in Class 9.


     4.    Trade Mark       :      SATYAM (WORD)

           Application No.  :      769401

           Date             :      26-9-97

           Class            :      9

           Goods            :      As mentioned below in Class 9.


     Goods in Class 9: ELECTRIC AND ELECTRONIC GOODS, APPARATUS AND APPLIANCES AND PARTS, FITTINGS AND ACCESSORIES THEREOF INCLUDING MAGNETIC DATA CARRIERS, COMPUTERS, DATA PROCESSING EQUIPMENTS, INTERFACES, COMPUTER HARDWARE, COMPUTER PERIPHERALS, TERMINALS, DISC DRIVE AND DRIVERS, PRINTERS, MODEMS, FLOPPY DISCS, DISKETTE HOLDERS, MONITORS, INTEGRATED CIRCUITS, PRINTED CIRCUIT BOARDS, MAGNETIC RECORDING, ELECTRONIC TYPEWRITERS, VOLTAGE STABILIZERS, REGULATORS, TRANSFORMERS, INVERTORS, CONVERTORS, UNINTERRUPTED TREATABLE POWER SUPPLIERS, APPARATUS FOR RECORDING TRANSMISSION OR REPRODUCTION OF SOUND OR IMAGES, PHOTOGRAPHIC, CINEMATOGRAPHIC, OPTICAL WEIGHING, MEASURING, SIGNALING CHECKING AND TEACHING APPARATUS AND INSTRUMENTS, COINS, COUNTERFEED APPARATUS, TALKING MACHINES, CASH REGISTERS, CALCULATING MACHINES, FIRE EXTINGUISHER APPARATUS INCLUDED IN CLASS 9".


                                 Schedule "B"
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                               CONTRACT PRODUCTS